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                  [NATIONWIDE(R) MULTI-FLEX(R) ANNUITY LOGO]




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                                  ANNUAL REPORT
                                DECEMBER 31, 1996

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NATIONWIDE(R)
 MULTI-FLEX
VARIABLE ACCOUNT
                                                     [NATIONWIDE INSURANCE LOGO]
                                                      Nationwide is on your side
                                                                  Columbus, Ohio
APO-724-V (12/96)

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                                     [LOGO]
                        NATIONWIDE LIFE INSURANCE COMPANY
                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215

                                    [PHOTO]



                             PRESIDENT'S MESSAGE

            On behalf of Nationwide Life Insurance Company, we are pleased to bring you the 1996 annual report of the Nationwide
            Multi-Flex Variable Account.

            The U.S. economy is enjoying the rewards of a stable political system and a globally competitive business sector. These good times will last, although not all years will show the stellar performance of the last two years. 1997 may be the year in which normalcy will return.

            The economic expansion has lasted six years already, and all resources are more or less fully employed. The job market in particular is showing some strains, and wages are rising a bit faster than before. Also, the competitive pressures from abroad are increasing due to a sharp rise in the exchange value of our currency. Business will be hard pressed under those conditions to continue showing above-average profit increases. For the economy as a whole, inflation has hit the low point in this business cycle and will slowly but surely be a more important variable for monetary policy.

            In the last few years, and especially in 1996, our economy expanded faster than the natural rate of growth. This cannot continue without creating bottlenecks that in turn induce price increases. Either the economy will slow under its own weight or the Federal Reserve will have to step in. Some indicators point to a softening of business activity. But whether this is enough will be a close call.

            Again, the long-term trend is very positive for the U.S., its business activity, and its financial markets. However, 1997 might turn out to have some more surprises than anticipated right now.


                                          /s/ Joseph J. Gasper

                                          Joseph J. Gasper, President

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CONTENTS


HOW TO READ THE ANNUAL REPORT .............................................    4
     Explanation on how to read and understand the various financial reports


A FEW WORDS ABOUT OUR FUNDS ...............................................    6
     Fund Objectives and Narratives
     written by the fund managers*


FUND PERFORMANCES .........................................................   20


STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY ..............   22


STATEMENTS OF OPERATIONS AND CHANGES
IN CONTRACT OWNERS' EQUITY ................................................   24


NOTES TO FINANCIAL STATEMENTS .............................................   25


SCHEDULES OF CHANGES IN UNIT VALUE ........................................   28


INDEPENDENT AUDITORS' REPORT ..............................................   30







 * The discussions refer to a stock market index. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of 500 U.S. common stocks and the historical performance assumes the reinvestment of dividends.

   The performance figures quoted by the fund managers do not include the annual mortality, expense and administration charges of the annuity contract. The Fund's portfolio is subject to change.

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HOW TO READ THE ANNUAL REPORT


This Annual Report is sent to all customers who own one of the following contracts:

   -  Nationwide Multi-Flex Variable Annuity
   -  NEA Valuebuilder Annuity
   -  Nationwide Variable Annuity - Citibank New York

All or some of the funds in the Nationwide Multi-Flex Variable Account (the Account) are available through these contracts. The Account is a separate account trust which offers investment options in fifteen mutual funds from seven mutual fund houses. An explanation of the funds and their objectives can be found on pages 6 through 19.

The Annual Report has three major financial sections.

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

This statement, found on page 22, lists all the funds in the Account, the number of shares owned, the amount paid for the shares (i.e., cost) and their market value on December 31, 1996. The funds are presented in alphabetical order by investment company. The market value of the assets change as the underlying mutual fund shares change in value. As contract owners make exchanges between the funds, the number of shares in each fund increases and decreases. When money is deposited (withdrawn) by contract owners, shares of the mutual funds are bought (sold) by the Account. The total market value of the funds is equal to the Total investments.

Accounts receivable, if applicable, is an asset of the Account for money market fund shares added to the contract owners' accounts, but not yet added to Total investments. Total investments plus Accounts receivable equals Total assets.

Accounts payable, if applicable, is a liability of the Account for money market fund shares deducted from the contract owners' accounts, but not yet deducted from Total investments.

Total assets minus Accounts payable equals Contract owners' equity. For a summary of Contract owners' equity by fund series turn to page 23.

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

These statements, found on page 24, show the activity in the Account for the periods stated herein.

The Investment activity section shows the changes in unrealized gain (loss) of the mutual funds in the Account, realized gain (loss) as shares of the funds are bought (sold), mortality, expense and administration charges which are assessed through the daily unit value calculation, and dividends and capital gains earnings from the underlying mutual funds.

The Equity transactions section illustrates the receipt of purchase payments by the Account as new contracts are sold, existing contract owners deposit additional funds; and deductions from the Account when money is withdrawn, contracts are canceled, annuity benefits are paid, and annual contract maintenance charges and contingent deferred sales charges are assessed.

Net change in contract owners' equity equals Investment activity plus Equity transactions.

The Contract owners' equity at the beginning of the period plus the Net change in contract owners' equity equals the Contract owners' equity at the end of the period. Contract owners' equity at the end of the calendar year will equal the Contract owners' equity at the beginning of the next year.



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SCHEDULES OF CHANGES IN UNIT VALUE

As a contract owner, you invest in the mutual funds offered in your annuity contract. However, you do not buy shares of the mutual fund. Instead, the Account buys shares of the fund and you in turn purchase units of the Account. Except for the units surrendered for the annual contract maintenance charge, the number of units you own will not change unless you contribute to or withdraw money from your account. The value of your contract can change based on the value of the units you own. For example, if you purchase 100 units at $10 per unit, the value of your contract is $1,000. If the value of the units increases to $12 per unit, your contract value increases to $1,200. Therefore, to determine the value of your account, multiply the number of units of each fund you own by the fund's unit value.

The Schedules of Changes in Unit Value show you the unit value at the beginning of the period and at the end of the period. The percentage increase (decrease) in unit value shows how it changed in value. This is computed by subtracting the beginning unit value from the ending unit value and dividing the difference by the beginning unit value. This can be used as a measure of the performance of the funds over the periods reported herein.

As you review the following pages of the Annual Report, the Notes to Financial Statements on page 25 will also help explain and clarify the various statements and schedules.






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A FEW WORDS ABOUT OUR FUNDS

[DREYFUS LOGO]

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

OBJECTIVE - To provide capital growth by investing in stocks that enhance the quality of life in America.

NARRATIVE BY DREYFUS CORPORATION
The strong performance of the Dreyfus Socially Responsible Growth Fund can be attributed to three basic factors: (1) superior stock selection, (2) focus on several strong sectors, technology, consumer staples, and financials, and (3) avoidance of lower quality companies with potential earnings disappointments.

The superior stock selection can be seen from a brief overview of several of the names that led the way for the period including BMC Software, 3Com, Computer Associates, EMC, Colgate Palmolive, Gillette, CPC Int'l, Citicorp, Greentree Acceptance Corp., SunAmerica, Bank of Boston, and Allstate. Each of these names not only outperformed the market but also outperformed their corresponding sectors. Each of these names exhibited superior earnings revisions during the previous six months and because of their earnings stability were rewarded by investors who remained skittish about the strength of the economy.

The sector overweighting decisions contributed nicely to performance as the fund was weighted heavily in three strong areas. Technology regained investor attention after a dismal performance in the second quarter as many came to the conclusion that a slowdown in the capital goods cycle would have a minimal adverse impact on these companies. We will continue to take some profits in this area on strength but will remain overweighted as we continue to like the long term picture for Technology. Consumer Staple stocks continued to attract interest because of the stability of their earnings although many are beginning to look pricey. The Financial or Interest-sensitive stocks benefited from a rebound in the bond market as the Fed decided to leave rates unchanged and reduce investor anxiety over the prevalence of inflation in this economy. We remain overweighted in this group as we feel that company specific fundamentals remain intact along with our belief that the long term direction of interest rates is lower.

The outlook for the stock market appears mixed to positive. Lower interest rates, modest economic growth, and continued money flows into mutual funds bode well for the market. However, somewhat extended valuations, the possibility of slowing economic growth and tough earnings comparisons for individual companies give us some concern. We look for 1997 to be a year for much more modest returns from the equity markets than 1996 or 1995 as a result of overall slowing economic conditions. The focus will continue to be on the ability of investment managers to outperform through superior stock selection.

We are confident that the continued application of our disciplined investment approach and strict adherence of your desires to invest responsibly will lead to a superior long term result for you, the shareholder. We thank you for your confidence in us and look forward to serving you well in the future.


DREYFUS STOCK INDEX FUND

OBJECTIVE - To provide investment results that correspond to the price and yield performance of the S&P 500.+

NARRATIVE BY DREYFUS CORPORATION
The objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Price Index, better known as the S&P 500.

The manager generally selects stocks for the Fund's portfolio in the order of their weightings in the S&P 500, beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the S&P 500, the percentage of such assets


+ "Standard &Poor's 500", "S&P 500(R)" are trademarks of the Standard & Poor's Corporation and have been licensed for use. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation.

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DREYFUS STOCK INDEX FUND (CONT'D)

invested in each stock is approximately the same as the percentage it represents in the S&P 500.

The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. The Fund's ability to correlate its performance with the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 is calculated by Standard & Poor's Corporation, the timing of purchases and redemptions, the size of the Fund's portfolio, and the size of cash flow into and out of the Fund. There can be no assurance that the Fund's investment objective will be achieved and an investment in the Fund involves risks similar to those of investing in common stocks.

DREYFUS VARIABLE INVESTMENT FUND -
QUALITY BOND PORTFOLIO

OBJECTIVE - Seek to provide the maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

(Not offered in Nationwide Multi-Flex Variable Annuity and Nationwide Variable Annuity - Citibank, New York)

NARRATIVE BY DREYFUS CORPORATION
Over the reporting period, the economy has grown moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year; however, by year-end, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.

Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (It excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.

Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength; monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.

Lending optimism to the prospect for continued economic growth was the report from The Conference Board - a private research group - that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods those items intended to last three or more years - declined.

Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.

The interest rate environment over the past year was quite volatile. Alternating signs of economic strength and weakness have caused interest rates to rise and fall throughout the year. We began 1996 with ten-year Treasury yields at 5.60%. As fears of economic growth and inflation gripped the market, yields rose to over 7.00% during the summer months. Slowing economic growth and continued benign inflation helped ten-year rates to later dip below 6.10% and finish the year at 6.40%. Despite this interest rate volatility, yield spreads over Treasuries of both corporate and mortgage backed securities narrowed throughout the year through October. In November and December, spreads widened as a large supply of long term bank and insurance debt and commercial mortgage backed debt was underwritten in a short period of time.

The Portfolio has generally been well positioned for this market environment as a more defensive, shorter duration posture was adopted during the rising rate environment early in the year. Additionally, the




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QUALITY BOND PORTFOLIO (CONT'D)

Portfolio was overweighted in corporates and mortgages up until the end of October. In October and November we sold a large portion of the corporate and agency mortgage positions to prepare for the anticipated large supply of new issues. The Portfolio subsequently benefited from corporate and mortgage backed purchases in November and December as spreads on these securities narrowed late in the year. We have added numerous names in the Bank sector including First Union, Barnett Banks, PNC, Bank of Boston and Bank of New York. Additionally, we have added exposure to commercial mortgage backed securities in the Portfolio. These securities generally offer better prepayment protection than residential mortgage backed securities and wider spreads than comparably rated corporate bonds. The steadily improving commercial real estate market should help benefit these securities.


DREYFUS VARIABLE INVESTMENT FUND -
SMALL CAP PORTFOLIO

OBJECTIVE - To maximize capital appreciation by investing in common stocks of emerging smaller sized companies.

(Not offered in Nationwide Multi-Flex Variable Annuity and Nationwide Variable Annuity - Citibank, New York)

NARRATIVE BY DREYFUS CORPORATION
Though 1996 was not as good a year for small cap stocks as for the "blue chips," we are pleased to report that Dreyfus Variable Investment Fund - Small Cap Portfolio matched the performance of its benchmark for the year, a total return of 16.50% for the Russell 2000 Index of small cap stocks.

The much-heralded "Goldilocks" phase of the U.S. economy - not too hot and not too cold - may be ending. First, the slowdown to 2% GDP growth seems to have been confined to the summer and recent data depict faster growth for the fourth quarter of 1996. Second, inflation has begun a cyclical climb, although there is yet little linkage to the tight labor market. The economy is operating with very little slack near the close of its sixth year of expansion. Hence, the resumption of faster growth quickly restored a rising trend to bond yields and pulled short-term rates above their December lows. As yet there is little expectation of tighter Federal Reserve policy, although sustained above-trend growth would probably justify higher rates during 1997. Modest tightening in 1997 would in our opinion help allay inflation fears and sustain another year of economic growth.

Although the economy grew near its 2.4% long-term trend rate in 1996, it was nonetheless quite volatile during the year. After a strong first half, and then the summer slowdown, the return to faster growth late in the year is not broad-based. Strong sectors are in manufacturing, exports, services and construction. By contrast, some retailers found Christmas sales disappointing and capital goods orders are mixed. However, inventories are quite lean and this tilts the odds towards yet another year of growth in 1997. While corporate profit growth slowed in 1996, profits still tended to surprise on the upside and should maintain steady growth in 1997 too.

Accelerating wage growth in 1996 did not fuel higher prices. And surging energy prices have failed to lift inflation elsewhere. Indeed, core inflation (excluding food and energy) decelerated last year. Yet surging energy prices have forced consumer price inflation above 3% and indications are that this will accelerate further. The general price structure has far ignored the higher oil price, responding to it as temporary. However, oil prices have been rising now for a year and, at some point, their ability to raise the overall price level may become worrisome, especially if the Fed finds them significant.

Both long-term and short-term interest rates were quite volatile in 1996. The strength of the economy prompted rising rates through summer's end, but bond yields then fell 90 basis points after the economy slowed. That period of low rates may have ended now that faster growth is again apparent.

We believe the economy has reverted to a period of growth above the long-term average. Key issues are whether faster growth will fuel higher inflation this time and at what point rising oil prices would disturb price stability. The economy will shortly begin a seventh expansion year and continued volatility in growth and in sentiment is likely.

The stock market in 1996 was a mixture of agony and ecstasy, with the accent for most of the year on the more desirable of those two alternatives. By the end of the year, the Standard &Poor's 500 Composite Stock Price Index had registered a gain of 22.95%, while the blue chip Dow Jones Industrial Average ("DJIA") gained 28.91%. The road leading to those impressive year-end gains was not a smooth one, however.



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SMALL CAP PORTFOLIO (CONT'D)

The market year began haltingly, in the wake of shaky business conditions at the end of the previous year. As 1996 unfolded, however, the market picked up steam. The economy took on characteristics that continued for much of the year low inflation, moderate growth and relatively low interest rates. This was a combination that investors liked, perhaps too much. By mid-year, satisfaction with the economy turned into fear that economic growth might be overdone.

The prevailing nervousness about potential inflation served to boost interest rates temporarily, without the need for Federal Reserve intervention. This was a temporary setback for large capitalization stocks, but more damaging to Nasdaq issues and particularly to the smaller capitalization stocks measured by the Russell 2000 Index.

As summer turned into fall, interest rates eased and inflation remained at bay. The benign economic environment allowed many stocks to resume their upward course, causing a string of record-breaking performances by the DJIA and other broad market indexes. In mid-fall the prospect that government would continue divided in Washington, with a Democratic President and a Republican-controlled Congress, appeared to be another plus factor for the market. Stocks continued to surge, hardly pausing for breath when Chairman Alan Greenspan raised a caution signal in early December by referring to "irrational exuberance" in the equity markets.

Stock market veterans issued a stream of warnings that what goes up so strongly and consistently must, at some point, come down. Nonetheless, a fairly steady flow of new money coming into stocks from people putting money aside for retirement seemed to be fueling the boom. While at the very end of the year, caution caused a softening of stock prices, which backed away from the year's record of 6560.91 on the DJIA, that record was surpassed in early 1997, when the average surpassed 6700.

Among the best performing groups for 1996 were oil drillers, semi-conductors, computers, financial enterprises and consumer non-durables. Corporate earnings were very strong for much of the year, but showed signs of flagging as the year wore on. This raised questions in the minds of many market observers whether the scorching pace of the past year could be maintained.

Equities continue to be the asset class of choice, and in 1996 stock market investors once again enjoyed robust double digit returns. The Portfolio participated in these returns in line with the Portfolio benchmark index.

When Dreyfus set out on the endeavor of managing this Portfolio in 1990, it was under the belief that a simple style of investing in good companies with good fundamentals at appropriate valuations would provide the results that would sooner or later gain broad acceptance by the investing public. We are pleased that through our efforts the Portfolio's assets are now approaching one billion dollars. We are thankful for your support, and have enjoyed working with you on this journey.

1996 can be characterized by two different investment environments. For the first half of the year, the Russell 2000 Index, our benchmark, outperformed the more popular Standard & Poor's 500 Composite Stock Price Index. New money flows sought out aggressive growth and small capitalization funds. After a significant setback mid-year, however, investors lost some of their nerve and showed a marked preference for the perceived safety of the more liquid, blue chip names that populate the S&P 500. For the full year, the Russell 2000 Index returned 16.50%, underperforming the S&P 500 by 645 basis points.

The Energy sector was the year's big winner on an absolute basis, and we remained overweighted in this sector throughout 1996. The best individual stock in your portfolio was by far offshore construction producer Global Industries. Other big winners were exploration and production companies: Parker & Parsley Petroleum, Flores & Rucks and Nuevo Energy. Poor energy performers were few, but included two other exploration and production outfits: Cairn Energy and Benton Oil & Gas. We continue to feel that an overweight in energy is appropriate in 1997. We believe the fundamentals continue to improve in this group, and the valuations are still compelling.

Credit-sensitive stocks also had an outstanding year. Top stocks included insurance companies: ACE Limited, Enhance Financial Services Group, National Re and Capital Re. The only two financial stocks that lost money for your Portfolio during this period were insurance broker Alexander & Alexander Services and property and casualty insurer Commerce Group Inc. Exposure to REITs would have enhanced the Portfolio's performance.



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SMALL CAP PORTFOLIO (CONT'D)

Another strong group was the diverse Consumer Discretionary sector. The best performing consumer stock was Culligan Water Technologies followed by Boise Cascade Office Products, Tiffany, Meredith and Stein Mart. Our biggest loser was the disappointing Galoob (Lewis) Toys. Our sector analysts continue to prospect in this area with the goal of discovering 1997's big winners. It is an eclectic group with many potential opportunities.

Superior stock selection in the Capital Goods sector added significantly to your Portfolio's returns. A major theme of the Portfolio has been riding the commercial aerospace cycle by owning the suppliers to Boeing and Airbus. These stocks included Coltec Industries, Rohr and Thiokol. Other winners in the Capital Goods segment were USA Waste Service, special chemical producer Crompton & Knowles, Manitowoc, a crane and ice machine manufacturer, and ship builder Avondale Industries. Two underperformers were Titan Wheel International, a manufacturer of agricultural tires and wheels, and IMCO Recycling, which both disappointed with lower 1996 earnings. We remain constructive on the Capital Goods segment in 1997 due to the length of the aerospace cycle and the positive environment for these producers.

Healthcare stocks were a minefield in 1996. This was the only Russell 2000 sector that posted negative returns for the year; however, your Portfolio made money with its investments in this sector. We were fortunate to avoid most of the losers, and picked a number of winners. Top holding Mentor, a medical device designer/manufacturer, was the stellar performer for the year, followed by Physio-Control International, a designer of emergency care products, GMIS Inc., a producer of healthcare information systems, and Guidant, a manufacturer of cardiological equipment. Losses were purged from the Portfolio but included INMET Systems, IDX Systems, Circon Corp. and Emeritus. We had been under-represented in healthcare all year, but are increasing our exposure for 1997 based on our belief that the valuations have now reached reasonable levels.

The trickiest sector always seems to be Technology. Some of our best and worst stocks fall into this group. After exhibiting leadership in the first half of 1996, the second half of the year was not kind to small cap technology stocks. Here it is critical to have a sector analyst out in front in an industry that changes rapidly, and we believe we do. Winners for the year included Aspect Telecommunications, McAfee Associates, Vanstar, Xircom and Learning Tree International. Losers included four software companies: Open Markets Inc., GT Interactive, Edify Corp. and Elcom International and one telemarketing firm: ICT Group. It is interesting to note that all of these poor performers were publicly owned less than one year. We go into 1997 slightly overweight in technology with high hopes that our selected dynamic companies will deliver on their high potential.

In conclusion, small and medium sized companies will, in our opinion, continue to prosper in the current environment, so we remain very positive on small cap equities. We believe there is opportunity for growth in the industries in which we invest and the niche markets in which these companies are positioned. We want to assure our investors, both old and new, that we will direct our resources to attempting to discover the companies and industries that will propel your Portfolio into the millennium.

[LOGO] FIDELITY INVESTMENTS(R)
VARIABLE INSURANCE PRODUCTS FUND

EQUITY-INCOME PORTFOLIO

OBJECTIVE - To seek reasonable income by investing primarily in income-producing equity securities.

AN INTERVIEW WITH STEPHEN PETERSON, PORTFOLIO MANAGER

NOTE TO SHAREHOLDERS: Stephen Peterson began managing the fund on January 6, 1997 and did not manage the fund during the past year.

Q. HOW DID THE FUND PERFORM, STEPHEN?

A. While performing well on an absolute basis, the fund underperformed the Standard & Poor's 500 Index which returned 22.95% for the 12 months ended December 31, 1996.

Q. WHY WERE THE FUND'S RETURNS DISAPPOINTING DURING THE PAST SIX MONTHS?

A. There are a couple of reasons. Primarily, though, it's because of the equity income style of investing that this fund follows. Equity income fund managers seek to own stocks of quality companies that also have

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EQUITY-INCOME PORTFOLIO (CONT'D)

attractive dividend yields equal to or greater than the market average. Having that sort of orientation attracts equity income style managers to utility stocks, financial stocks and cyclical stocks such as automobiles and basic industries. As a group, the industries I just mentioned - with the exception of financial stocks - performed well on an absolute basis but underperformed the overall market during the past year. As in 1995, the strong performance of the overall stock market was primarily concentrated in technology stocks and larger market-capitalization stocks such as Coca Cola and Gillette.

Q. AND THE FUND DIDN'T HAVE LARGE HOLDINGS IN MANY OF THE OUTPERFORMING STOCKS?

A. Exactly. The past 12 months have not really been a stock picker's market, but one in which the S&P 500 managed to outperform most actively managed mutual funds such as this one. Also, the fund had a fairly large weighting in mid-cap stocks that also underperformed the market average.

Q. WHAT HOLDINGS DID PERFORM WELL?

A. Some of the fund's top holdings performed well. Specifically, General Electric, IBM and Philip Morris. The fund also was helped by its weighting in financial stocks such as Aetna, FNMA, Citicorp and American Express. However, some of the fund's utility stocks and convertible bonds were drags on performance.

Q. YOU TOOK OVER THE FUND IN EARLY JANUARY 1997. WHAT ARE YOUR PLANS FOR THE FUND? WHAT CHANGES CAN SHAREHOLDERS EXPECT FROM YOU?

A. As an equity income manager my investment strategy is to look for better-than-average yielding large-cap stocks with attractive attributes that will lead to capital appreciation over time. I try to buy stocks that are currently out-of-favor within this framework, and try to avoid taking large positions in certain segments of the market, such as mid-cap stocks or convertible bonds. Once the out-of-favor stocks appreciate, I sell them and buy other out-of-favor stocks. Mine is a methodical, straight-forward process that emphasizes individual stock picking more than anything else.

Q. WHAT DO YOU LOOK FOR IN DIVIDEND-YIELDING STOCKS?

A. I usually buy stocks that have dividend yield equal to or above the average yield of the S&P 500 - currently about 2%. If I own companies with lower yields, it's because the company has decided to distribute excess capital to shareholders in other ways such as stock repurchase programs. This is consistent with my strategy of owning companies that are strong income producers with higher-than-average dividends, along with stocks of undervalued companies that I think have the potential to appreciate over time.

Q. DOES THE FUND OWN TURNAROUND STOCKS OR COMPANIES THAT ARE UNDERGOING POSITIVE CHANGE?

A. Yes. While my goal is to have the fund primarily invested in quality companies with consistent earnings growth, I would like to own some companies that haven't performed well in the market recently, and therefore may have lower valuations and better opportunity for capital appreciation. It's an approach I've used in the past with some other funds I've managed and it's worked well.

Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. I don't sense that there's been any significant change in the mood of the market - it still favors consistent earnings growth. Since the market continues to reward stocks of large-cap, consistent earnings companies, it's quite difficult to outperform the general market, especially with the equity income style of investing. However, as everyone knows, the economic recovery has been underway since 1991 - historically, quite a long period of time for a strong economy without an interruption or correction. Therefore, I'm trying to structure the fund so it can perform relatively well when and if the market changes course. While I think the outlook for this fund remains good, investors should be cautious after two years of more than 20% returns from the overall market.


HIGH INCOME PORTFOLIO

OBJECTIVE - Seeks to obtain a high level of current income by investing primarily in high risk, lower-rated, high-yielding, fixed income securities, while also considering growth of capital.

AN INTERVIEW WITH BARRY COFFMAN,
PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM, BARRY?

A. Last year was a good year for the high-yield market and the fund's performance reflects that. The fund performed well and outperformed its benchmark, the

Merrill Lynch High Yield Master Index, which had a total return of 11.06% for the 12 months ending December 31, 1996.

Q. WHY DID THE FUND BEAT THE BENCHMARK?

A. Credit spreads - which measure the difference in yields between bonds of various credit qualities - narrowed during the year, primarily due to the economy's continued strength and strong demand for high-yield bonds from mutual funds, pension plans and insurance companies. As spreads narrowed, lower-quality B-rated securities - which the fund emphasizes - did better than higher-quality BB-rated securities. The latter are much more sensitive to interest rate changes than B-rated securities, and went down in value when interest rates rose.

Q. WHICH HOLDINGS WERE AMONG THE FUND'S BEST PERFORMERS DURING THE YEAR?

A. Satellite company PanAmSat, the fund's largest holding, as well as one of its best performers. The company continued to post strong revenues and cash flows. In addition, the company announced a merger with a division of GM Hughes, giving its bonds an added boost. The fund's holdings in Harcor Energy, Inc. also performed well thanks to rising energy prices, its drilling successes and the relatively high coupon the bonds carried. The company also did an equity offering during the year to help it reduce its debt, which had a very positive effect on its bond prices.

Q. THE FUND'S STAKE IN STOCKS ISSUED BY HIGH-YIELD COMPANIES (THOSE WITH BELOW INVESTMENT-GRADE CREDIT RATINGS) ROSE DURING THE YEAR. HOW DID THE FUND'S EQUITY HOLDINGS PERFORM?

A. Generally speaking, the fund's holdings in common stocks did well. One worth particular note was the stock of Flores &Rucks - another energy company - which more than tripled in price during the year. The fund also owned the high-yield debt issued by the company, which also performed relatively well. Another strong equity performer was Host Marriott. The full-service hotel industry had a tremendous year, benefiting from rising occupancy rates and the lack of any new supply in most major markets. The fund's debt holdings issued by Host Marriott also performed well.

Q. EVEN THOUGH THE HIGH-YIELD MARKET HAD A GOOD YEAR, THERE MUST OF BEEN SOME DISAPPOINTMENTS.

A. That's true, and two come to mind. First, bonds issued by Marvel Entertainment - best known for its comic books and trading cards - tumbled when the company declared bankruptcy. The fund no longer holds these bonds. The second disappointment was the fund's holdings in wireless cable companies. Investors had anticipated that the regional Bell operating companies would partner with these companies to deliver wireless cable services. But when some of those expected combinations failed to materialize, it sent shock waves throughout the industry. However, I continued to hold onto People's Choice and CS Wireless Systems because I felt that their balance sheets were solid enough to allow them to proceed on rolling out wireless cable services.

Q. AT THE END OF THE PERIOD, 11.69% OF THE FUND'S ASSETS WERE IN CASH OR CASH EQUIVALENTS. WHAT WAS THE RATIONALE FOR THAT?

A. There were several reasons. First, there were rather healthy new cash inflows coming into the fund at the end of the period. Second, as has been the case historically there was a relatively low level of news bonds issued in December. Finally, given current spreads, I was being very selective in adding new positions to the fund.

Q. WHAT IS YOUR OUTLOOK?

A. It's been a while since the high-yield market has witnessed credit spreads as narrow as they were at the end of the period. Given that, it's hard for me to be extremely bullish about the prospects for the high-yield market. However, I believe that there are still attractive opportunities out there. The economy looks like it is cooperating now, but given current spread levels and the increasing likelihood of a slowdown in economic growth in 1997, I'll likely look to relatively higher-quality companies in more defensive industries, such as media and telecommunications. In my view, the penalty for being wrong with riskier situations outweighs the potential rewards. As a result, capital preservation has become a priority and earning an attractive coupon could look favorable relative to the returns from other markets.

[LOGO] NATIONWIDE ADVISORY SERVICES, INC.
Columbus, OH  43216-1482 - 1-800-848-0920

NATIONWIDE(R) SEPARATE ACCOUNT TRUST

CAPITAL APPRECIATION FUND

OBJECTIVE - To obtain long-term growth.

NARRATIVE BY CHARLES BATH, FUND MANAGER
The Capital Appreciation Fund benefited from the outstanding performance of Morningstar Group Inc. Morningstar is a specialty dairy company whose performance was hindered by the poor performance of its commodity milk business. The company recently sold the underperforming commodity businesses and used the proceeds to repay debt. The balance sheet is now greatly improved and earnings growth has accelerated. This is a good example of the type of investment situation I like to find for the portfolio. Morningstar is a high-quality specialty dairy company whose performance was masked by a poor performing commodity business. Once the underperforming division was divested the companies core profitability became apparent to investors.

Two recent additions to the Capital Appreciation Fund portfolio are Millipore and Pall. These are two high-quality filtration companies serving a variety of end markets. One of the attractive features of these two companies is their record of consistent earnings growth serving the high-growth electronics and health care markets. As their customers products have become more complex, the need for high-end filtration systems has increased. These companies are attractive for shareholders because they serve high-growth markets without the need to select successful new technologies. These companies serve a broad range of high technology companies. They can grow without the product obsolescence risk which is so common in high-growth technology markets.


GOVERNMENT BOND FUND

OBJECTIVE - To provide as high a level of income as is consistent with the preservation of capital.

NARRATIVE BY WAYNE FRISBEE, FUND MANAGER During 1996 long-term and intermediate-term interest rates were significantly higher, reversing some of the decline in rates seen in the prior year. Bonds and bond funds were a relatively uninspiring investment alternative in this environment, especially given the second consecutive year of outstanding equity market performance. The price of the Government Bond Fund moved lower reflecting the move in the broad bond market, although this downward move was mitigated by investments in areas of the bond market that outperformed during the year.

Inflation always drives bond market values in the long-term, with the value of fixed coupons being eroded by higher levels of inflation. The expected level of inflation in the future is a key determinant of the direction of bond prices in the short-term. The actual reported inflation numbers have continued to show stable or even declining inflation rates in recent months, a positive sign for the bond markets.

Lower bond prices along with a stable inflation environment has created additional value in the fixed-income markets. The bond markets should be most attractive to those investors desiring lower levels of risk and/or higher levels of income than is available in the equity markets. Government bonds in particular are often appealing to risk-averse investors still interested in income.

The Government Bond Fund continues to be invested in sectors of the U.S. Treasury, government agency, and mortgage-backed markets that are perceived to be undervalued. Approximately one-third of portfolio assets are invested in the Collateralized Mortgage Obligation (CMO) market. The yield on these conservatively-structured investments continues to make them attractive portfolio holdings. The portfolio also continues to hold several positions in callable Agency notes. Additional yield compensates the Fund for the risk of the bonds being redeemed early.

The portfolio manager attempts to add value to the Government Bond Fund by being invested in sectors of the market that are inexpensive on a relative value basis, while maintaining market exposure to assure a higher level of income and to take advantage of potential interest rate declines in the future.


MONEY MARKET FUND

OBJECTIVE - To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

NARRATIVE BY KAREN MADER, FUND MANAGER
For the last seven sessions the Federal Open Market

Committee has left the Federal Funds rate unchanged. The last time the Federal Reserve changed the direction of the interest rates was in January 1996 when they lowered the Federal Funds rate to its current rate of 5.25% from 5.50%. Economic indicators throughout 1996 suggested that the economy was growing at a modest rate with low inflationary pressures.

Economists offered a mixed forecast for 1997. Week to week, economic indicators continue to paint an obscure picture as to the exact state of the economy.

At December 31, 1996, the Separate Account Money Market fund had assets of $984 million with an average maturity of 38 days. 92% of the Fund was invested in first tier commercial paper. Commercial paper continues to have a yield advantage over other money market instruments. The remaining 8% was invested in U.S. Government and Canadian Obligations.

The Fund continues to invest in only the highest rated money market instruments. An internal credit review is completed on every issuer before investment.



TOTAL RETURN FUND

OBJECTIVE - To obtain a reasonable long term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NARRATIVE BY JOHN M. SCHAFFNER, FUND MANAGER The Total Return Fund's performance in 1996 was positively influenced by several sectors. The technology stocks it holds, such as IBM and Hewlett-Packard had strong gains. Financial stocks, including all the brokerage stocks, Mellon Bank, and Allstate Insurance also had good appreciation. The drug stocks, particularly Warner-Lambert also had good gains, as did several chemical companies, including DuPont, Monsanto, Air Products and Crompton & Knowles. On the negative side, AT&T had very poor performance, with Sprint not a great deal better. MCICorp. was also having a poor year until the announced merger with British Telecom increased it to a more respectable result. The Fund currently has about an 8% weighting in these long distance stocks, and although we still think they are well positioned long term, and undervalued, fear of increased competition, plus poor reported results for AT&T led to a significant drag on Fund performance this year. Several other stocks in which we have significant positions, such as Equitable, Comcast, and PepsiCo, all of which we do like long-term, had either small losses or minuscule gains versus a very strong market this year, also inhibiting Fund results.

The Total Return Fund's strategy has always included a strong element of value. For most of 1995, and all of 1996, this type of strategy has been out of favor in the stock market. Momentum and indexing strategies have led to stocks with relatively high valuations performing well by going to even higher valuations. History, and numerous studies have repeatedly shown that investing in highly valued stocks is a risky and poor-performing long term strategy. Therefore, the Total Return Fund has stuck to its approach, and will continue to do so. This approach, especially in the recent environment of high relative valuations, has included more of buying stocks we like long-term, on news that disappoints short term investors. PepsiCo, Comcast and Olsten are examples of this, plus the more recent addition of Electronic Data Systems. We have also continued to add to our energy stocks, not because of disappointment but because of good long term fundamentals combined with still-attractive valuations.

While I would certainly like to see better performance from the Fund versus its peers and the market indexes, I believe this will come from continuing our current strategies, which are sound, and by continuing to pursue the Fund's objectives by taking on less risk, rather than more.


NEUBERGER[LOGO]BERMAN
MANAGEMENT INC.(TM)

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

BALANCED PORTFOLIO

OBJECTIVE - The Portfolio seeks long-term capital growth and reasonable current income without undue risk to principal.

(Not offered in Nationwide Multi-Flex Variable Annuity)

NARRATIVE BY MARK GOLDSTEIN, PORTFOLIO MANAGER

GROWTH PORTION During 1996 three of our best performing sectors were financial services, technology and restaurants. One of the best performers was CKE Restaurants, which was taken over by new management about a year and a half ago. CKE's earnings have outperformed the estimates as a result of a good advertising campaign, updated menu selections and remodeling many of their restaurants.

The technology sector provided some winners during the year. In particular, Intel provided a large contribution to the fund in the third quarter. Its success can be partly attributed to continued demand by end-users in combination with lower prices. The second largest position in this sector was KLA, a company that makes test equipment for semiconductor companies. KLA's earnings held up well during the year but the psychology of this business weighed down on the stock. Seagate, a disc drive company, also helped the Portfolio. Seagate was able to reduce costs, and benefit from continued end-user demand.

In the third quarter, the Portfolio seized an opportunity to purchase Philip Morris at a low relative valuation after a federal court decertified a class action suit brought by smokers seeking damages. This case sets a precedent in the industry and may influence future class-action suits.

In the consumer/retail sector, we added Staples to our portfolio. Staples is a leading factor in the office superstore segment. We believe that the pending merger with Office Depot will create significant cost savings, which we believe should enhance earnings growth over the next two years.

Two lagging sectors during the year were Communications and Healthcare. These two sectors made up for about 8%-10% of the Portfolio during most of the year. Cable stocks went through their lowest valuations in 1996 due to worries about competition from the satellite industry. As a result, the Portfolio reduced its positions in TCI and sold out of TimeWarner. One exception is UK Cable, a telephone, cable and Internet company based in the United Kingdom. They recently consolidated with Comcast, forming Comcast UK Cable Partners Ltd., which we believe should help the company's valuations.

The Portfolio increased its exposure to HMOs during the year. Overall, this industry did not contribute positively to the Portfolio during the year. Exceptions were PacifiCare, a Medicare HMO, and United Healthcare, a conventional HMO. Both of these positions were increased during the period and have experienced an upswing since June 30. While enrollment in HMOs continues to rise, their challenge will be to manage rising costs in a flat premium environment.

LIMITED MATURITY BOND PORTION
1996 ended on an upbeat note for the bond market and the debt securities portion of the Portfolio as yields across the curve fell during the last four months of the year. Yields that we focus on, in the 1- to 5-year part of the curve, ended the year higher than at the start of the year. In between, however, the bond market was on a roller coaster ride with interest rates falling early in the period, then rising very rapidly, and finally reversing its course once again for the final rally. The management of our weighted average portfolio duration ("duration" is a measure of a portfolio's exposure to interest rate risk) during this period of volatility remained consistent with our trend-following style, and the Portfolio's risk level remained low compared to longer-duration bond funds. In the early portion of the year our duration was a relatively long 2.9 years on average as we took advantage of the falling rates at the end of 1995 and into the beginning of 1996. When the trend reversed in February and March as a result of signs of increased economic growth, higher inflation expectations and comments by Fed Chairman Alan Greenspan, we shortened duration several times to a low for the year of 2.3 years in June. By September, the market had overreacted to the economic signals and, from a technical and fundamental standpoint, appeared undervalued. We then lengthened the Portfolio to just over
2.5 years in duration. Yields fell from this point through the end of the year which benefited the Portfolio due to the longer duration.

Corporate bonds remained the largest sector in the Portfolio as we continue to find value through our bottom-up bond selection process (looking at individual bonds rather than average sector prices) despite a generally expensive corporate market. The below investment grade segment of our holdings outperformed all other sectors due to the healthy market conditions in high yield as well as excellent individual security selection. Our research staff identified several bonds during the period which were underpriced relative to their credit fundamentals and which we added to the Portfolio. These included Tenet Healthcare, a leading hospital firm, which was placed on watch for potential upgrade by both S&P and Moody's. This caused the market to price these bonds at a tighter spread to treasuries resulting in significant outperfor-mance versus the market. This segment of the portfolio ended the year at about 8% of the overall Fund. Investment grade bonds also performed well. Restructuring at firms such as Tenneco Inc. and Alco Capital Resource, Inc. resulted in higher bond prices relative to comparable duration Treasuries.

Investments in mortgage-backed and asset-backed securities accounted for the majority of the remainder of the Portfolio. The asset-backed securities are all rated `AAA' and are backed by pools of credit card receivables, auto loans and leases, or equipment loans. While the increase in consumer delinquencies on credit cards has received a lot of media attention, the asset-backed securities in our Portfolio are of the highest quality. The bonds in our Portfolio have outperformed comparable duration treasury securities since the collateral backing of these securities performed well throughout the second half of the year within the bond market's and the ratings agencies' expectations. In addition, our commitment to 15-year and 7-year Agency Pass Through Mortgages added to the funds' return.

[LOGO]
STRONG FUNDS

STRONG SPECIAL FUND II, INC.

OBJECTIVE - To seek capital appreciation through investments in a diversified portfolio of equity securities.

(Not offered in Nationwide Multi-Flex Variable Annuity and Nationwide Variable Annuity - Citibank, New York)

NARRATIVE BY RICHARD WEISS & MARINA CARLSON, FUND MANAGERS
In pursuit of capital growth, the Strong Special Fund II, Inc. invests at least 70% of its total assets in equity securities. It currently emphasizes medium-sized companies that the Fund's advisor believes are under-researched and attractively valued.

STOCKS CLIMBED, BUT NOT SMOOTHLY
For the year, the market proved to be stronger than we expected. The broad-based S&P 500 Index returned 22.95% for the year. There were plenty of peaks and troughs on the way to that number, though.

Small and mid-size stocks were powerful in the first several months of the year, then suffered around the middle of the year. They regained some of their footing, but ultimately large-capitalization stocks beat them for the year. Thus, the S&P MidCap 400 Stock Index's 19.20% gain trailed the broader S&P 500 Stock Index.

Our returns for the year were 18.5%. That's a robust figure, but it is a little below the returns of our benchmark, the S&P MidCap 400. This slight difference is not entirely surprising. The market has been entirely focused on earnings, with no regard to valuation, to which we pay close attention. Therefore, high-priced, momentum-driven stocks continued to move up as long as they delivered a certain level of earnings.

We positioned the fund somewhat defensively around the beginning of the second quarter. This kept the Fund from fully realizing the gains that many higher-priced growth stocks posted early in that quarter. It also protected the portfolio from the sharp declines that hit small- and medium-size stocks in the summer. The market rallied strongly in the second half of the year, but that rally got narrower as time progressed. The focus increasingly fell on momentum stocks - stocks that, for various reasons, attract intense investor interest.

MANY FACTORS CONTRIBUTED TO ROBUST RETURNS
The Fund benefited from more than our defensive stance at mid-year. Late in the summer we began to identify many solid opportunities, particularly in two sectors. After an early-summer downturn, technology began to recover, and rising natural-resource prices helped to strengthen energy stocks.

We've also been able to take profits in some areas. For example, over the course of the year we slowly reduced our sizable position in retail - an industry we consider one of our specialties. We had purchased these stocks based on our perception that the market was unduly pessimistic about their prospects. Our more optimistic view seems to have won out and as the stocks have gone up, we have selectively sold them off.

APPLYING OUR DISCIPLINE IN TODAY'S MARKET
Both market forces and our stock-selection criteria have made certain parts of our portfolio especially attractive going into 1997. Our media stocks, for example, appear to have bottomed out early in 1996's fourth quarter. They were a drag on returns for most of the year, but now seem set for improved performance.

Although we don't see quite as many opportunities now as we did at points in 1996, we are pleased with the prospects for companies in some of the portfolio's main sectors. Technology is a good example. We have identified companies in some less traditional areas in this sector. We believe the performance of these companies is therefore not entirely tied to the larger industry's. Should another correction hit technology, these are the types of stocks that may be insulated from the damage.

As we seek out the best opportunities in the year ahead, we will place renewed emphasis on selecting high-quality companies for the portfolio - those companies with superior management teams and a competitive advantage within their industry. In a market full of lofty valuations, we feel it presents too much risk not to go with the best-quality companies.

Looking for high-quality management is consistent with our private-value approach to investing. We evaluate companies as if we were contemplating purchasing the entire firm, and determining the price we would be willing to pay (its private-market value). When a stock price does not reflect the strength of this private value - usually because not many analysts are paying attention to the stock - we will consider adding it to the portfolio.

OTHER POTENTIAL AREAS OF EMPHASIS
We're looking for growth cyclical stocks to add to the portfolio in the coming year. These are firms whose businesses are strongly correlated to the economy's growth, but do not fully depend on a fast-growing economy to increase earnings. The pricing on some of these issues reflects a somewhat negative opinion of the economic environment - perhaps more negative than conditions really warrant.

Over the next six months, we may also add to our foreign holdings. One reason for venturing abroad is that prices in the U.S. market are somewhat high, cutting down on the number of opportunities at home. At the same time, we are finding more suitable companies overseas.

We will be working to lower the Fund's median market capitalization. This figure has moved up a little recently, partly because of appreciation of the stocks in the portfolio and partly because of the nature of the opportunities we have found. By heightening our focus on smaller and mid-size firms, we plan to bring Fund's market cap down from its year-end level of $3.85 billion. (In comparison, the S&P 500 has a market capitalization of $24.5 billion.) We intend to keep the Fund in line with its historic character.


[LOGO]
AMERICAN CENTURY

A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF MUTUAL FUNDS.

TCI ADVANTAGE

OBJECTIVE - To seek capital growth and current income.

NARRATIVE BY AMERICAN CENTURY(SM) COMPANIES, INC.
The TCI Advantage fund lost some ground in the fourth quarter as the equity portion, which is invested in rapidly growing companies of all capitalization sizes, failed to keep pace with the large cap dominated S&P 500. TCI Advantage continued to follow a two tiered approach to its equity holdings, maintaining a core position in high quality, large cap growth stocks, augmented by a more opportunistic weighting in rapidly growing mid cap stocks. The equity portion of TCI Advantage benefited from companies in the oil service and drilling industry, positions in large money center banks, and holdings in some of the larger pharmaceutical makers - all of which added value to fund performance for both the quarter and the year. The foreign weighting was cut down to just over 5% of the portfolio, as the portfolio team found more attractive growth opportunities domestically. At year end, the fund was 39% invested in equity securities.

The fixed income portion of the fund is invested in high quality intermediate term bonds, maintaining a defensive stature. Currently, the fund holds, and is overweighted in investment grade corporate bonds to help boost the yield. The duration of the fixed-income is positioned neutral compared with the intermediate benchmark. At year end, 39% of the fund was invested in bonds, with the remaining 22% in cash.


TCI GROWTH

OBJECTIVE - To seek capital growth by investing in common stocks (including securities convertible into common stocks) that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's management, have better than average potential for appreciation.

NARRATIVE BY AMERICAN CENTURY(SM) INVESTMENTS, INC.
During the past year, TCI Growth has been the focus of considerable attention at the highest levels of American Century(SM) Investments. TCI Growth, a growth equity option is among our largest and most important funds.

We fully expect the fund to show greater volatility than the market in general, but to have the potential for greater returns. That this potential has not been met has been the source of deep concern for us. As a result of these concerns, we have taken steps we believe will improve the performance of the fund.

MANAGEMENT CHANGE: On June 30, 1996, the former lead manager of TCI Growth resigned the firm, and the fund's management was transferred to a portfolio team headed by Glenn Fogle, with oversight by Jim Stowers III, the lead manager for Ultra. The new team has been, and continues to be, responsible for managing Vista and Giftrust, two of American Century's more aggressive and well-known retail funds.

PORTFOLIO CHANGES:

SMALLER, FASTER GROWING COMPANIES: Almost immediately the new team began the process of restructuring the portfolio with an emphasis on smaller and faster growing companies. The average earnings growth rate of the portfolio increased to 74% on December 31 from a level of 7.6% on June 30 when the new team assumed responsibility.

INCREASED PORTFOLIO CONCENTRATION: The total number of stocks in the portfolio has been decreased - 74 companies present in TCI Growth on June 30, 1996 are no longer held. At the same time, the concentration on our best prospects has increased, with the top-10 holdings representing 34% of the fund's assets. This concentration is in line with our traditional portfolio management strategy at American Century.

Although these changes did not immediately improve fund performance, as the U.S. stock market environment in 1996 continued to favor larger companies with more predictable earnings, we believe the new team has repositioned the fund to be in a better position to meet expectations in the long term.

We hope you'll recognize that these changes in the fund demonstrate our commitment to seeing it live up to its full performance potential. We hope you will give the revitalized TCI Growth a renewed consideration in light of the expertise, commitment and discipline that Twentieth Century - now American Century - has demonstrated over the years. If, as some have predicted, there is to be a reversal away from the favor of large index names and toward smaller companies with increasing, quality earnings growth, then shareholders in TCI Growth may finally reap just rewards.


[LOGO FRANKLIN TEMPLETON]
TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

OBJECTIVE - To seek long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

(Not offered in Nationwide Multi-Flex Variable Annuity and Nationwide Variable Annuity - Citibank, New York)

NARRATIVE BY FRANKLIN TEMPLETON
The Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

We are pleased to report that the Fund provided a total return of 24.04% for the 12-month period ended December 31, 1996. Its benchmark, the unmanaged Morgan Stanley Capital International Europe, Australia and, Far East (MSCI EAFE) Index, posted a total return of only 6.05% for the same period. The Fund's strong performance was in part the result of our bottom-up, value style of investing and our relative overweighting in markets that performed exceptionally well during the fiscal year. Our underweighting in poorly performing markets, particularly Japan, also aided the Fund's performance. You should keep in mind that Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

At the end of the fiscal year, European holdings comprised our largest geographic exposure, representing 61.0% of the Fund's total net assets, up from 56.9% on December 31, 1995. Compared with the MSCI EAFE Index, the Fund was overweighted in Spain, Finland, and Sweden - three countries whose stock markets increased more than 35% in U.S. dollar terms during the reporting period. Among the Fund's ten largest holdings, the share price of Stadshypotek AB appreciated 37.4%, Rhone-Poulenc SA 59.5%, and Telefonica de Espana SA more than 65% in 1996. During the twelve months under review, we initiated positions in British Telecommunications PLC, Fiat Spa, and Nokia AB, and sold our holdings of U.K. utility Southern Electric PLC, Dutch insurer Aegon NV, and Swiss food manufacturer Nestle SA at a profit.

Although some Asian stock markets performed poorly in 1996 because of slowing economies and weakening currencies, Hong Kong's equity market rose 37.5% as concerns about China's takeover in 1997 faded and investors focused on the growth prospects of Hong Kong companies with established operations in China. During the period, we added to our holdings of Consolidated Electric Power Asia Ltd. and Hong Kong Electric, two Hong Kong utilities, and the Fund's performance benefited from its relatively large exposure in Hong Kong. Indonesia's stock market also strengthened appreciably during the fiscal year, and we initiated positions in Asia Pulp and Paper Co. Ltd., a large Indonesian paper company, and PT Bank Bali, a major Indonesian bank. However, we limited our exposure to Japan, whose stock market declined more than 12% in U.S. dollar terms during 1996. Our Japanese holdings represented less than 1% of the Fund's total net assets at the end of the fiscal year, compared with a 32.3% weighting in the MSCI EAFE Index. Based on standard measures such as price/earnings ratios, we believe that Japanese stocks remain among the world's most expensive, and we do not anticipate increasing our Japanese exposure meaningfully unless valuations fall substantially.

Latin American equity markets rebounded strongly in 1996 due to improved economic fundamentals and renewed interest from foreign investors. The telecommunications and electric utility industries performed well, increasing the value of our holdings of Telecomunicaciones de Chile SA (CTC), Telebras-Telecomunicacoes Brasileiras SA (Telebras), and Electricidad de Caracas. We believe demand for utility services will continue to increase, and the expected deregulation of the Brazilian telephone industry could provide Telebras with strong growth potential. During the year, we added to our holdings of Telefonica de Argentina, Telefonica del Peru, and Telefonos de Mexico, and we realized profits by eliminating our position in CTC.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.


FUND PERFORMANCES

                               Total Return: Assuming Contract Not Surrendered** (Non-Standardized)
                   Approximate Percent Change in Net Assets with Capital Gains and Income Dividends Reinvested
---------------------------------------------------------------------------------------------------------------------------
                                              NON-ANNUALIZED PERCENT CHANGE***                  ANNUALIZED PERCENT CHANGE***

                                            INCEPTION      1 YR. TO     5 YR. TO    INCEPTION TO   5 YR. TO   INCEPTION TO
 FUNDS++                                       DATE*+      12/31/96     12/31/96+     12/31/96+    12/31/96     12/31/96
----------------------------------------------------------------------------------------------------------------------------
  DREYFUS CORPORATION
  Socially Responsible Growth Fund, Inc.      10/06/93       19.65%           NA*        70.37%         NA*       17.90%
  Stock Index Fund                            09/29/89       20.94%        85.46%       130.54%      13.15%       12.20%
  VIF - Quality Bond Portfolio                08/31/90        1.78%        43.47%        64.76%       7.49%        8.20%
  VIF - Small Cap Portfolio                   08/31/90       15.07%       339.34%      1045.97%      34.45%       45.95%

  FIDELITY VIP FUND
  Equity-Income Portfolio                     10/09/86       12.79%       114.09%       217.61%      16.44%       11.96%
  High Income Portfolio                       09/19/85       12.54%        88.07%       209.57%      13.47%       10.53%

  NATIONWIDE SEPARATE ACCOUNT TRUST
  Capital Appreciation Fund                   04/15/92       24.49%           NA*        76.28%         NA*       12.79%
  Government Bond Fund                        11/08/82        2.13%        31.58%       202.88%       5.64%        8.15%
  Money Market Fund                           11/10/81        3.74%        14.82%       133.28%       2.80%        5.75%
  Total Return Fund                           11/08/82       20.25%        78.68%       527.39%      12.31%       13.86%

  NEUBERGER & BERMAN ADVISERS
  MANAGEMENT TRUST
  Balanced Portfolio                          02/28/89        5.49%        37.74%        93.22%       6.61%        8.77%

  STRONG FUNDS
  Strong Special Fund II, Inc.                05/08/92       16.61%           NA*       110.73%         NA*       17.39%

  TCI PORTFOLIOS, INC.
  TCI Advantage                               08/01/91        7.82%        24.11%        40.55%       4.41%        6.48%
  TCI Growth                                  11/20/87       -5.57%        26.37%       126.27%       4.79%        9.37%

  TEMPLETON VPS FUND
  Templeton International Fund                05/01/92       22.42%           NA*        82.70%         NA*       13.78%

* Performance information is not available for the fund for part or all of the period indicated. See Fund Inception Date.

** SEC and NASD regulations require that any reporting of product performance be accompanied by standardized data and the disclosures are on the following page. Please review this information and a product prospectus before investing.

*** Percent change in unit value price represents total return after the deduction of a 1.3% annual asset fee.

+ Numbers in this column represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.

++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

*+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

                                    Total Return: Assuming Contract Surrendered (Standardized)
                   Approximate Percent Change in Net Assets with Capital Gains and Income Dividends Reinvested
------------------------------------------------------------------------------------------------------------------
                                                INCEPTION    1 YR. TO     5 YR. TO      10 YR. TO  INCEPTION TO
 FUNDS++                                          DATE*+     12/31/96     12/31/96      12/31/96     12/31/96
------------------------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Socially Responsible Growth Fund, Inc.           10/06/93      11.25%           NA*         NA*       13.50%
Stock Index Fund                                 09/29/89      12.54%        10.13%         NA*        9.20%
VIF - Quality Bond Portfolio                     08/31/90      -6.55%         4.51%         NA*        5.18%
VIF - Small Cap Portfolio                        08/31/90       6.67%        32.88%         NA*       45.47%

FIDELITY VIP FUND
Equity-Income Portfolio                          10/09/86       4.39%        13.82%       9.90%        9.25%
High Income Portfolio                            09/19/85       4.14%        10.84%       7.08%        8.05%

NATIONWIDE SEPARATE ACCOUNT TRUST
Capital Appreciation Fund                        04/15/92      16.09%           NA*         NA*        9.35%
Government Bond Fund                             11/08/82      -6.21%         2.47%       4.49%        5.85%
Money Market Fund                                11/10/81      -4.66%        -0.61%       1.65%        3.35%
Total Return Fund                                11/08/82      11.85%         9.31%       8.75%       12.12%

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Balanced Portfolio                               02/28/89      -2.91%         3.43%         NA*        6.30%

STRONG FUNDS
Strong Special Fund II, Inc.                     05/08/92       8.21%           NA*         NA*       14.45%

TCI PORTFOLIOS, INC.
TCI Advantage                                    08/01/91      -0.58%         0.92%         NA*        3.01%
TCI Growth                                       11/20/87     -13.46%         1.48%         NA*        6.80%

TEMPLETON VPS FUND
Templeton International Fund                     05/01/92      14.02%           NA*         NA*       10.47%

  The above illustration represents past fund performance based on a $1,000 hypothetical investment. The performance figures reflect the deduction of a 1.3% annual asset fee, a $30 annual administrative charge, and a maximum of a 6.0% contingent deferred sales charge (after one year, declining thereafter). They also reflect the application of an annual 10% free withdrawal privilege available after the first year. Investment principal and investment returns are not guaranteed under these variable options. Account values at the time of redemption may be more or less than the purchase payment, due to market fluctuations and any specific charges that may apply. This is neither an offer to sell nor a solicitation to buy securities. The results shown are not a representation of future investment performance. Any comparisons should be made only after a recognition of the differences in the investment policies and objectives of the funds' investments. This report is authorized for distribution to prospective investors only when preceded or accompanied by prospectuses containing more complete information, which should be read carefully before investing or sending money.

    * Performance information is not available for the fund for part or all of the period indicated. See Fund Inception Date.

    ++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

    *+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.


                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY
                                December 31, 1996


ASSETS:

   Investments at market value:
      The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)
         341,534 shares (cost $6,389,466) .........................   $  6,861,416

      Dreyfus Stock Index Fund (DryStkIx)
         1,084,344 shares (cost $17,891,133) ......................     21,990,497

      Dreyfus VIF - Quality Bond Portfolio (DryQualBd)
         200,080 shares (cost $2,286,692) .........................      2,300,920

      Dreyfus VIF - Small Cap Portfolio (DrySmCap)
         621,611 shares (cost $29,305,097) ........................     32,373,482

      Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
         3,730,625 shares (cost $63,131,778) ......................     78,455,038

      Fidelity VIP - High Income Portfolio (FidVIPHI)
         693,430 shares (cost $8,123,518) .........................      8,681,750

      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         2,967,603 shares (cost $35,468,907) ......................     48,312,570

      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         11,788,842 shares (cost $132,141,892) ....................    130,148,820

      Nationwide SAT - Money Market Fund (NSATMyMkt)
         46,229,642 shares (cost $46,229,642) .....................     46,229,642

      Nationwide SAT - Total Return Fund (NSATTotRe)
         33,938,583 shares (cost $330,436,923) ....................    450,364,994

      Neuberger &Berman - Balanced Portfolio (NBAMTBal)
         2,413,487 shares (cost $36,425,096) ......................     38,422,710

      Strong Special Fund II, Inc. (StSpec2)
         281,216 shares (cost $5,001,628) .........................      5,410,598

      TCI Portfolios - TCI Advantage (TCIAdv)
         1,648,442 shares (cost $9,131,066) .......................     10,368,698

      TCI Portfolios - TCI Growth (TCIGro)
         4,380,090 shares (cost $40,968,483) ......................     44,852,127

      Templeton VPS - Templeton International Fund (TemIntFd)
         837,949 shares (cost $12,758,410) ........................     15,418,263
                                                                      ------------
            Total investments .....................................    940,191,525

   Accounts receivable ............................................         42,036
                                                                      ------------
            Total assets ..........................................    940,233,561

ACCOUNTS PAYABLE ..................................................         51,079
                                                                      ------------
CONTRACT OWNERS' EQUITY ...........................................   $940,182,482
                                                                      ============

Contract owners' equity represented by:

                                                                         UNITS         UNIT VALUE
                                                                         -----        -----------
   Contracts in accumulation phase:
      The Dreyfus Socially Responsible Growth Fund, Inc.:
      Tax qualified .............................................        399,889      $  15.953248  $  6,379,528
      Non-tax qualified .........................................         30,211         15.953248       481,964

   Dreyfus Stock Index Fund:
      Tax qualified .............................................        995,299         16.698256    16,619,757
      Non-tax qualified .........................................        321,661         16.698256     5,371,178

   Dreyfus VIF - Quality Bond Portfolio:
      Tax qualified .............................................        202,913         10.679640     2,167,038
      Non-tax qualified .........................................         13,559         10.679640       144,805

   Dreyfus VIF - Small Cap Portfolio:
      Tax qualified .............................................      1,991,389         15.245571    30,359,862
      Non-tax qualified .........................................        132,109         15.245571     2,014,077

   Fidelity VIP - Equity-Income Portfolio:
      Tax qualified .............................................      3,685,628         16.255386    59,911,306
      Non-tax qualified .........................................      1,140,873         16.255386    18,545,331

   Fidelity VIP - High Income Portfolio:
      Tax qualified .............................................        621,493         13.256841     8,239,034
      Non-tax qualified .........................................         33,405         13.256841       442,845

   Nationwide SAT - Capital Appreciation Fund:
      Tax qualified .............................................      1,905,248         17.979967    34,256,296
      Non-tax qualified .........................................        779,474         17.979967    14,014,917

   Nationwide SAT - Government Bond Fund:
      Tax qualified .............................................      2,948,795         30.092479    88,736,552
      Non-tax qualified .........................................      1,371,551         30.103580    41,288,595

   Nationwide SAT - Money Market Fund:
      Tax qualified .............................................      1,617,637         20.329483    32,885,724
      Non-tax qualified .........................................        600,726         22.088348    13,269,045

   Nationwide SAT - Total Return Fund:
      Tax qualified .............................................      5,119,908         62.170693   318,308,228
      Non-tax qualified .........................................      2,180,633         60.382482   131,672,033

   Neuberger & Berman - Balanced Portfolio:
      Tax qualified .............................................      1,766,421         15.563120    27,491,022
      Non-tax qualified .........................................        702,451         15.563120    10,932,329

   Strong Special Fund II, Inc.:
      Tax qualified .............................................        408,289         12.193238     4,978,365
      Non-tax qualified .........................................         35,456         12.193238       432,323

   TCI Portfolios - TCI Advantage:
      Tax qualified .............................................        511,115         14.055040     7,183,742
      Non-tax qualified .........................................        199,799         14.055040     2,808,183
      Initial Funding by Depositor (note 1a) ....................         25,000         15.079515       376,988

   TCI Portfolios - TCI Growth:
      Tax qualified .............................................      1,991,010         15.531281    30,922,936
      Non-tax qualified .........................................        896,863         15.531281    13,929,431

   Templeton VPS - Templeton International Fund:
      Tax qualified .............................................      1,044,821         13.869569    14,491,217
      Non-tax qualified .........................................         66,863         13.869569       927,361
                                                                    ============      ============
Reserves for annuity contracts in payout phase:
      Tax qualified .............................................                                        338,428
      Non-tax qualified .........................................                                        262,042
                                                                                                    ------------
                                                                                                    $940,182,482
                                                                                                    ============

See accompanying notes to financial statements.
================================================================================

                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1996, 1995 and 1994


                                                                              1996               1995               1994
                                                                         -------------      -------------      -------------
INVESTMENT ACTIVITY:
   Reinvested capital gains and dividends ...........................    $  54,005,529         46,393,801         29,703,314
   Mortality, expense and administration charges (note 2) ...........      (11,142,442)        (9,125,823)        (8,122,349)
                                                                         -------------      -------------      -------------
      Net investment activity .......................................       42,863,087         37,267,978         21,580,965
                                                                         -------------      -------------      -------------

   Proceeds from mutual fund shares sold ............................       74,149,404         88,238,390         76,838,985
   Cost of mutual fund shares sold ..................................      (63,374,669)       (75,818,878)       (73,196,125)
                                                                         -------------      -------------      -------------
      Realized gain (loss) on investments ...........................       10,774,735         12,419,512          3,642,860
   Change in unrealized gain (loss) on investments ..................       53,497,947         96,906,383        (34,476,283)
                                                                         -------------      -------------      -------------
      Net gain (loss) on investments ................................       64,272,682        109,325,895        (30,833,423)
                                                                         -------------      -------------      -------------
         Net increase (decrease) in contract owners'
            equity resulting from operations ........................      107,135,769        146,593,873         (9,252,458)
                                                                         -------------      -------------      -------------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners ..................      133,336,058         83,073,876        116,273,060
   Redemptions ......................................................      (74,091,271)       (77,469,618)       (60,979,679)
   Annuity benefits .................................................          (88,867)           (70,923)           (64,720)
   Annual contract maintenance charge (note 2) ......................       (1,406,646)        (1,225,487)        (1,015,180)
   Contingent deferred sales charges (note 2) .......................         (829,238)          (817,609)          (948,537)
   Adjustments to maintain reserves .................................           38,880            (11,132)            (9,850)
                                                                         -------------      -------------      -------------
         Net equity transactions ....................................       56,958,916          3,479,107         53,255,094
                                                                         -------------      -------------      -------------


NET CHANGE IN CONTRACT OWNERS' EQUITY ...............................      164,094,685        150,072,980         44,002,636
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .........................      776,087,797        626,014,817        582,012,181
                                                                         -------------      -------------      -------------
CONTRACT OWNERS' EQUITY END OF PERIOD ...............................    $ 940,182,482        776,087,797        626,014,817
                                                                         =============      =============      =============



See accompanying notes to financial statements.
================================================================================

================================================================================

                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                        December 31, 1996, 1995 and 1994


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) Organization and Nature of Operations

      The Nationwide Multi-Flex Variable Account (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on October 7, 1981. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On August 21, 1991, the Company (the Depositor) transferred to the Account 50,000 shares of the TCI Portfolios, Inc. - TCI Advantage fund for which the Account was credited with 25,000 accumulation units. The value of the accumulation units purchased by the Company on August 21, 1991 was $250,000.

The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distributions for the contracts is through Company Agents and an affiliated sales organization; however, other distributors may be utilized.

   (b) The Contracts

      Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses. With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

         The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)

         Dreyfus Stock Index Fund (DryStkIx)

         Portfolios of the Dreyfus Variable Investment Fund (Dreyfus VIF);
            Dreyfus VIF - Quality Bond Portfolio (DryQualBd)
            Dreyfus VIF - Small Cap Portfolio (DrySmCap)

         Portfolios of the Fidelity Variable Insurance Products Fund (Fidelity VIP);
            Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
            Fidelity VIP - High Income Portfolio (FidVIPHI)

         Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);
            Nationwide SAT - Capital Appreciation Fund (NSATCapAp) Nationwide SAT - Government Bond Fund (NSATGvtBd)
            Nationwide SAT - Money Market Fund (NSATMyMkt)
            Nationwide SAT - Total Return Fund (NSATTotRe)

         Portfolio of the Neuberger & Berman Advisers Management Trust (Neuberger &Berman);
            Neuberger & Berman - Balanced Portfolio (NBAMTBal)

         Strong Special Fund II, Inc. (StSpec2)

         Portfolios of the TCIPortfolios, Inc. (TCI Portfolios);
            TCIPortfolios - TCI Advantage (TCIAdv)
            TCIPortfolios - TCI Growth (TCIGro)

         Portfolio of the Templeton Variable Products Series Fund
         (Templeton VPS);
            Templeton VPS - Templeton International Fund (TemIntFd)

      At December 31, 1996, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

   (c) Security Valuation, Transactions and Related Investment Income

      The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1996. The cost of investments sold is determined on a specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

   (d) Federal Income Taxes

      Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

      The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

   (e) Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (f) Reclassifications

      Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

(2) EXPENSES

      The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is surrendered, the Company will, with certain exceptions, deduct from a contract owner's contract value a contingent deferred sales charge. For contracts issued prior to February 1, 1989, the contingent deferred sales charge will be equal to 5% of the lesser of the total of all purchase payments made within 96 months prior to the date of the request for surrender or the amount surrendered. For contracts issued on or after February 1, 1989, the Company will deduct a contingent deferred sales charge not to exceed 7% of the lesser of purchase payments or the amount surrendered, such charge declining 1% per year, to 0%, after the purchase payment has been held in the contract for 84 months. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company.

      The following contract charges are deducted by the Company: (a) an annual contract maintenance charge of $30, with certain exceptions, which is satisfied by surrendering units; and (b) for contracts issued prior to February 1, 1989, a charge for mortality and expense risk assessed through the daily unit value calculation equal to an annual rate of 0.80% and 0.50%, respectively; for contracts issued on or after February 1, 1989, a mortality risk charge, an expense risk charge and an administration charge assessed through the daily unit value calculation equal to an annual rate of 0.80%, 0.45% and 0.05%, respectively. No charges were deducted from the initial funding, or from earnings thereon.

(3)  SHEDULE I

      Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

            -  Beginning unit value - Jan. 1

            -  Reinvested capital gains and dividends
               (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

            -  Unrealized gain (loss)
               (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

            -  Contract charges
               (This amount reflects the decrease in the unit value due to the mortality risk charge, expenses risk charge and administration charge discussed in note 2.)

            -  Ending unit value - Dec. 31

            -  Percentage increase (decrease) in unit value.

      For contracts in the payout phase, an assumed investment return of 3.5%, used in the calculation of the annuity benefit payment amount, results in a corresponding reduction in the components of the unit values as shown in
Schedule I.


                                       27
================================================================================

========================================================================================================================
                                                                                                              SCHEDULE I

                                              NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT
                                               TAX QUALIFIED and NON-TAX QUALIFIED
                                                SCHEDULES OF CHANGES IN UNIT VALUE
                                           Years Ended December 31, 1996, 1995 and 1994



                                            DrySRGro     DrySTkix       DryQualBd    DrySmCap      FidVIPEI    FidVIPHI
                                            --------     --------       ---------    --------      --------    --------
1996
   Beginning unit value - Jan. 1          $13.333625     13.807559     10.493309     13.249127    14.412060    11.779381
-------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .688836       .595405       .595052       .478471      .664825     1.073991
-------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   2.122234      2.493107      (.272588)     1.704904     1.377615      .567992
-------------------------------------------------------------------------------------------------------------------------
   Contract charges                         (.191447)     (.197815)     (.136133)     (.186931)    (.199114)    (.164523)
-------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $15.953248     16.698256     10.679640     15.245571    16.255386    13.256841
-------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           20%           21%           2%           15%          13%          13%
=========================================================================================================================
1995
   Beginning unit value - Jan. 1          $10.039093     10.227308     10.000000     10.374796    10.808255     9.895223
-------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .367042       .366275       .300901       .305817      .845166      .716438
-------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   3.080069      3.371719       .235955      2.722323     2.923160     1.310923
-------------------------------------------------------------------------------------------------------------------------
   Contract charges                         (.152579)     (.157743)     (.043547)     (.153809)    (.164521)    (.143203)
-------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $13.333625     13.807559     10.493309     13.249127    14.412060    11.779381
-------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           33%           35%        5%(b)           28%          33%          19%
=========================================================================================================================
1994
   Beginning unit value - Jan. 1          $10.000000     10.271065          **       10.000000    10.227513    10.000000
-------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .258763       .287154                     .168745      .767502      .000000
-------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   (.132737)     (.197934)                    .294439     (.048719)    (.018339)
-------------------------------------------------------------------------------------------------------------------------
   Contract charges                         (.086933)     (.132977)                   (.088388)    (.138041)    (.086438)
-------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $10.039093     10.227308                   10.374796    10.808255     9.895223
-------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                       (0)%(b)            0%                     (4)%(b)          6%       (1)%(b)
=========================================================================================================================

                                                          NSATGvtBd     NSATGvtBd
                                            NSATCapAP        Qual        Non-Qual
                                            ---------        ----        --------
1996
   Beginning unit value - Jan. 1           14.442619      29.463573     29.474435
----------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .749106       1.822953      1.823626
----------------------------------------------------------------------------------
   Unrealized gain (loss)                   2.998126       (.811577)     (.811863)
----------------------------------------------------------------------------------
   Contract charges                         (.209884)      (.382470)     (.382618)
----------------------------------------------------------------------------------
   Ending unit value - Dec. 31             17.979967      30.092479     30.103580
----------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           24%             2%            2%
==================================================================================
1995
   Beginning unit value - Jan. 1           11.311683      25.138302     25.147577
----------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .642190       1.778825      1.779480
----------------------------------------------------------------------------------
   Unrealized gain (loss)                   2.653706       2.904595      2.905666
----------------------------------------------------------------------------------
   Contract charges                         (.164960)      (.358149)     (.358288)
----------------------------------------------------------------------------------
   Ending unit value - Dec. 31             14.442619      29.463573     29.474435
----------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           28%            17%           17%
==================================================================================
1994
   Beginning unit value - Jan. 1           11.564256      26.318797     26.328516
----------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .182737       1.651042      1.651652
----------------------------------------------------------------------------------
   Unrealized gain (loss)                   (.286833)     (2.499476)    (2.500401)
----------------------------------------------------------------------------------
   Contract charges                         (.148477)      (.332061)     (.332190)
----------------------------------------------------------------------------------
   Ending unit value - Dec. 31             11.311683      25.138302     25.147577
----------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                          (2)%           (4)%          (4)%
===================================================================================

  *  An annualized rate of return cannot be determined as:
      (a)Contract charges do not include the annual contract maintenance charge discussed in note 2; and
      (b)This investment option was not being utilized
         for the entire year indicated.
 **  This investment option was not being utilized or was not available.

                                                                                             SCHEDULE I, CONTINUED

                                              NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT
                                               TAX QUALIFIED and NON-TAX QUALIFIED
                                                SCHEDULES OF CHANGES IN UNIT VALUE
                                           Years Ended December 31, 1996, 1995 and 1994


                                    NSATMyMkt      NSATMyMkt     NSATTotRe      NSATTotRe
                                       Qual         Non-Qual        Qual         Non-Qual       NBAMTBal       StSpec2
                                       ----         --------        ----         --------       --------       -------
1996
   Beginning unit value - Jan. 1   $19.595876     21.291272      51.701438     50.214359      14.753402      10.456863
---------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .996061      1.082246       3.444695      3.345616       2.260284        .491408
---------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             .000000       .000000       7.759641      7.536444      (1.253279)      1.391802
---------------------------------------------------------------------------------------------------------------------------
   Contract charges                  (.262454)     (.285170)      (.735081)     (.713937)      (.197287)      (.146835)
---------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $20.329483     22.088348      62.170693     60.382482      15.563120      12.193238
---------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    4%            4%            20%           20%             5%            17%
===========================================================================================================================
1995
   Beginning unit value - Jan. 1   $18.790546     20.416267      40.575816     39.408735      12.077573      10.000000
---------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   1.056381      1.147773       4.020137      3.904506        .307323        .046668
---------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             .000000       .000000       7.711672      7.489864       2.548627        .453424
---------------------------------------------------------------------------------------------------------------------------
   Contract charges                  (.251051)     (.272768)      (.606187)     (.588746)      (.180121)      (.043229)
---------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $19.595876     21.291272      51.701438     50.214359      14.753402      10.456863
---------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    4%            4%            27%           27%            22%          5%(b)
===========================================================================================================================
1994
   Beginning unit value - Jan. 1   $18.325918     19.911440      40.671816     39.501981      12.661508         **
---------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .706658       .767804       2.052197      1.993171        .493737
---------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             .000000       .000000      (1.612762)    (1.566374)      (.917170)
---------------------------------------------------------------------------------------------------------------------------
   Contract charges                  (.242030)     (.262977)      (.535435)     (.520043)      (.160502)
---------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $18.790546     20.416267      40.575816     39.408735      12.077573
---------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    3%            3%             0%            0%           (5)%
===========================================================================================================================


                                       TCIAdv         TCIGro       TemintFd        TCIAdv+
                                       ------         ------       --------        -------
1996
   Beginning unit value - Jan. 1    13.035463      16.447846      11.329203     13.802855
------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .938763       1.843419        .231661       .998314
------------------------------------------------------------------------------------------
   Unrealized gain (loss)             .257308      (2.545876)      2.470934       .278346
------------------------------------------------------------------------------------------
   Contract charges                  (.176494)      (.214108)      (.162229)      .000000
------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      14.055040      15.531281      13.869569     15.079515
------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    8%           (6)%            22%            9%
==========================================================================================
1995
   Beginning unit value - Jan. 1    11.312248      12.711014       9.913613     11.822996
------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .409891        .014626        .112246       .431938
------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.472626       3.917671       1.440756      1.547921
------------------------------------------------------------------------------------------
   Contract charges                  (.159302)      (.195465)      (.137412)      .000000
------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      13.035463      16.447846      11.329203     13.802855
------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   15%            29%            14%           17%
==========================================================================================
1994
   Beginning unit value - Jan. 1    11.343435      13.030369      10.000000     11.701906
------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .297949        .001393        .000000       .309969
------------------------------------------------------------------------------------------
   Unrealized gain (loss)            (.181282)      (.154144)       .001766      (.188879)
------------------------------------------------------------------------------------------
   Contract charges                  (.147854)      (.166604)      (.088153)      .000000
------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      11.312248      12.711014       9.913613     11.822996
------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    0%           (2)%        (1)%(b)            1%
==========================================================================================

  *  An annualized rate of return cannot be determined as:
      (a)Contract charges do not include the annual contract maintenance charge discussed in note 2; and
      (b)This investment option was not being utilized for the entire year indicated.
 **  This investment option was not being utilized or was not available.
  +  For Depositor, see note 1a.

See note 3.

================================================================================

                          Independent Auditors' Report
                          ----------------------------


The Board of Directors of Nationwide Life Insurance Company and
   Contract Owners of Nationwide Multi-Flex Variable Account:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide Multi-Flex Variable Account as of December 31, 1996, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide Multi-Flex Variable Account as of December 31, 1996, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Columbus, Ohio
February 7, 1997



================================================================================

         This report is for the information of contract owners with funds in the Nationwide Multi-Flex Variable Account. It may also be used, from time to time, as sales literature, but only when accompanied or preceded by the current prospectus, which contains complete information about the contracts which invest in the separate account, and their fees, charges and expenses. If this report is used as sales literature after March 31, 1997, it must be accompanied by the fund performance report reflecting performances for the most recently completed calendar quarter. Prospective investors should read the prospectus carefully before investing.
                                       31

NATIONWIDE LIFE INSURANCE COMPANY
HOME OFFICE: ONE NATIONWIDE PLAZA - COLUMBUS, OHIO 43215-2220


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|   U.S. Postage   |
|       PAID       |
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 ------------------





Nationwide(R) is a registered federal service mark of Nationwide Mutual Insurance Company